UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
April 25, 2017

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

412 433-1121
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(Registrant's telephone number,
including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)On April 25, 2017, a majority of the outstanding shares of United States Steel Corporation (the “Corporation”), approved the amended and restated Certificate of Incorporation. The Amended and Restated Certificate of Incorporation was effective on April 26, 2017, upon its filing with the Secretary of State of the State of Delaware. Article Seven of the prior Certificate of Incorporation was amended to eliminate all references to the classified board structure. The summary of the Amended and Restated Certificate of Incorporation included in this current report on Form 8-K is qualified in its entirety by reference to the Corporation’s Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(b)    The Annual Meeting of Stockholders of the Corporation was held on April 25, 2017. The following matters were acted upon:

1. ELECTION OF DIRECTORS

Patricia Diaz Dennis, Dan O. Dinges, John G. Drosdick, John J. Engel, Murry S. Gerber, Stephen J. Girsky, Mario Longhi, Paul A. Mascarenas, Glenda G. McNeal, Robert J. Stevens, David S. Sutherland and Patricia A. Tracey were elected as directors, to serve an annual term expiring at the 2018 annual meeting of stockholders, by the following votes:

Nominee	Votes For	Votes Against	Abstentions
Patricia Diaz Dennis	104,960,887	1,814,366	486,537
Dan O. Dinges	105,220,334	1,597,746	443,710
John G. Drosdick	104,580,433	2,172,165	509,192
John J. Engel	105,228,621	1,593,586	439,583
Murry S. Gerber	105,125,026	1,726,151	410,613
Stephen J. Girsky	104,919,472	1,840,271	502,047
Mario Longhi	104,145,384	2,824,879	291,527
Paul A. Mascarenas	105,089,902	1,650,543	521,345
Glenda G. McNeal	104,902,671	1,892,619	466,500
Robert J. Stevens	105,087,441	1,739,246	435,103
David S. Sutherland	105,046,457	1,746,115	469,218
Patricia A. Tracey	104,899,657	1,898,052	464,081

2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the compensation of certain executive officers of the Corporation were as follows:

Votes For	Votes Against	Abstentions
97,842,847	6,126,982	3,291,961

3. ADVISORY VOTE ON FREQUENCY OF STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

The results of the non-binding advisory vote to approve the frequency of the stockholder vote on compensation paid to certain executive officers were as follows:

1 Year	2 Years	3 Years	Abstentions
88,796,331	813,602	15,097,698	2,554,159

4. APPROVAL OF THE AMENDMENT TO THE CORPORATION’S 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

The amendment to the 2016 Omnibus Incentive Compensation Plan was approved by the following votes:

Votes For	Votes Against	Abstentions
99,314,096	6,972,458	975,236

5. APPROVAL OF THE CORPORATION’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Amended and Restated Certificate of Incorporation was approved by the following votes:

Votes For	Votes Against	Abstentions
104,525,045	1,610,150	1,126,595

6. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Corporation for 2017 was ratified by the following votes:

Votes For	Votes Against	Abstentions
137,046,324	3,232,584	859,960

(d) At the annual meeting of stockholders on April 25, 2017, approximately 83% of the voting shares voted in favor of an annual advisory vote on the compensation of certain executive officers. After careful consideration of the frequency alternatives, and in light of this advisory vote, the Board of Directors of the Corporation will include a stockholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency of stockholder votes on the compensation of certain executive officers.

Item 9.01. Financial Statements and Exhibits

9.01(d) Exhibits:

Exhibit No. Description
3.1 Amended and Restated Certificate of Incorporation of United States Steel Corporation, effective April 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Colleen M. Darragh
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Colleen M. Darragh
Vice President and Controller

Dated: April 28, 2017